                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                           CROSS TIMBERS OIL COMPANY

       For Tender of 8 3/4% Series A Senior Subordinated Notes Due 2009
                                  Pursuant to
                       Offer For Any and All Outstanding
              8 3/4% Series A Senior Subordinated Notes Due 2009
                                in Exchange for
              8 3/4% Series B Senior Subordinated Notes Due 2009
          Which Have Been Registered Under the Securities Act of 1933
        As Described in the Prospectus dated _____________________, 1997

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______________, 1997, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent For The Exchange Offer Is:
                             The Bank Of New York

 By Hand or Overnight Delivery:        Facsimile Transmissions          By Registered or Certified Mail:
                                       (Eligible Institutions Only):
      The Bank of New York                                                    The Bank of New York
       101 Barclay Street                     (212) 571-3080                 101 Barclay Street, 7E
 Corporate Trust Services Window         Attention: George Johnson          New York, New York 10286
          Ground Level                    To Confirm by Telephone      Attention: Reorganization Section,
Attention: Reorganization Section,       or for Information Call:                George Johnson
          George Johnson                      (212) 815-3687

     Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

     The undersigned acknowledges receipt of the Prospectus, dated _________________, 1997, as may be amended from time to time (the "Prospectus"), of Cross Timbers Oil Company, a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $175,000,000 of 8 3/4% Series B Senior Subordinated Notes due November 1, 2009, which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), of the Company for a like principal amount of the issued and outstanding 8 3/4% Series A Senior Subordinated Notes due November 1, 2009 of the Company from the Holders thereof.

       PLEASE READ THE INSTRUCTIONS CONTAINED HEREIN CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

       Capitalized terms used but not defined herein shall have the same meanings respectively given to them in the Prospectus.

       This Letter of Transmittal is to be completed by Holders of Old Notes (as defined below) either if certificates for Old Notes ("Certificates") are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

       Holders of Old Notes whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                      SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

       The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

-----------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF OLD NOTES
-----------------------------------------------------------------------------------------------------------
                                                                                        Principal
                                                                  Aggregate             Amount of
                                                                  Principal             Old Notes
     Name(s) and Address(es) of Holder(s):      Certificate       Amount of             Tendered
        (Please fill in, if blank)               Number(s)*       Old Notes       (if less than all)**
-----------------------------------------------------------------------------------------------------------









---------------------------------------------------------------------------------------------------------
*   Need not be completed if Old Notes are being tendered by book-entry Holders.
**  Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples of $1,000 in excess thereof, provided that if any
    Old Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple of $1,000 in excess thereof. See Instruction 4.  Unless otherwise indicated in the column, a
    Holder will be deemed to have tendered all Old Notes represented by the Old
    Notes indicated in Column 2.  See Instruction 4.
---------------------------------------------------------------------------------------------------------

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:__________________________________

     Account Number:_________________________________

     Transaction Code Number:________________________

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Holder(s):______________________________________________

     Window Ticket Number (if any):__________________________________

     Date of Execution of Notice of Guaranteed Delivery:_____________, 1997

     Name of Institution that Guaranteed Delivery:__________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution:__________________________________________

     Account Number:_________________________

     Transaction Code Number:________________

[_]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE
   TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN
   ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:          ____________________________________________________

Address:       ____________________________________________________

               ____________________________________________________

               ____________________________________________________
                             (include zip code)

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described aggregate principal amount of the Company's 8 3/4% Series A Senior Subordinated Notes due November 1, 2009 (the "Old Notes") in exchange for a like aggregate principal amount of the Company's 8 3/4% Series B Senior Subordinated Notes due November 1,2009, which have been registered under the Securities Act (the "New Notes"), upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the Exchange Offer).

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney's being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present Certificates for transfer, and to transfer the Old Notes on the books of the Company and (iii) receive for the account of the Company all benefits and other wise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. UPON REQUEST, THE UNDERSIGNED WILL EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     If they are not already set forth above, please print the name(s) and address(es) of the Holder(s) of the Old Notes tendered hereby as they appear on the Certificates. The undersigned should indicate the Certificate number(s) of the Old Notes that the undersigned wishes to tender in the appropriate boxes above.

     If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," New Notes will be delivered to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER AND (IV), IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) THE BROKER-DEALER HOLDS SUCH OLD NOTES ONLY AS A NOMINEE, OR (B) THE BROKER-DEALER ACQUIRED SUCH OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND THAT IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) MAY USE THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, IN CONNECTION WITH RESALES OF NEW NOTES THAT SUCH PARTICIPATING BROKER-DEALER ACQUIRED FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER CONSUMMATION OF THE EXCHANGE OFFER OR, IF EARLIER, WHEN SUCH PARTICIPATING BROKER-DEALER HAS DISPOSED OF ALL SUCH NEW NOTES. IN THAT REGARD, EACH BROKER-DEALER THAT ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT THAT MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR THAT CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND THE COMPANY HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR UNTIL THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES NOTICE TO SUSPEND THE SALE OF THE NEW NOTES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN

CONNECTION WITH THE RESALE OF NEW NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW NOTES OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     Holders of Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for with respect to such Old Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, such Holders will not receive any accrued interest on such Old Notes; and the undersigned hereby irrevocably waives the right to receive any interest on such Old Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after __________________, 1997.

     Upon request, the undersigned will execute and deliver any additional documents that the Company or the Exchange Agent may deem necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, a tender of Old Notes is irrevocable.

     BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND DULY SIGNING AND DELIVERING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
            (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)
(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by Holder(s) exactly as name(s) appear(s) on Certificate(s) hereby tendered or on the Note Register, or by any person(s) authorized to become the Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or a person acting in another fiduciary or representative capacity, please set forth the signatory's full title. See Instruction 5.

SIGNATURE(S) OF HOLDER(S):


___________________________________


___________________________________


Date:_________________________,1997

Name(s): __________________________________

         __________________________________
               (please print)

Capacity (full title): ____________________

Address: __________________________________

         __________________________________

         __________________________________
                  (include zip code)

Telephone Number (including area code): ____________________________


Taxpayer Identification or Social Security Number(s):________________

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 2 AND 5):



______________________________________
        (authorized signature)


Date:_________________,1997


Name of Firm: ____________________________________
                      (please print)

Capacity (full title): ___________________________

Address: _________________________________________

         _________________________________________

         _________________________________________
                  (include zip code)

Telephone Number (including area code):______________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if the New Notes or Old Notes not tendered are to be issued in the name of someone other than the Holder of the Old Notes whose name(s) appear(s) above.

Please issue:

[_]  Old Notes not tendered to:
[_]  New Notes to:


Name(s): __________________________________

         __________________________________
                    (please print)

Capacity (full title): __________________________

Address: _________________________________________

         _________________________________________

         __________________________________________
                  (include zip code)

Telephone Number (including area code):_____________________________


Taxpayer Identification or Social Security Number(s):_______________

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if the New Notes or Old Notes not tendered are to be sent to someone other than the Holder of the Old Notes whose name(s) appear(s) above, or to such Holder(s) at an address other than that shown above.

Please issue:

[_]  Old Notes not tendered to:
[_]  New Notes to:


Name(s):  ________________________________________

          ________________________________________
                    (please print)

Capacity (full title):____________________________

Address:  ________________________________________

          ________________________________________

          ________________________________________
                    (include zip code)

Telephone Number (including area code):_______________________________


Taxpayer Identification or Social Security Number(s):_________________

                                 INSTRUCTIONS
       (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if either (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. The Exchange Agent must receive Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, at its address set forth herein on or prior to the Expiration Date. Old Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples thereof; provided, however, that, if any Old Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple thereof.

     Holders who wish to tender their Old Notes (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) the Exchange Agent must receive a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form that the Company has made available, on or prior to the Expiration Date; and (iii) the Exchange Agent must receive the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; and
(v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN THE EXCHANGE AGENT ACTUALLY RECEIVES ALL OF SUCH DOCUMENTS. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution and delivery of this Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the Holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the Note Register as the owner of the Old Notes) of Old Notes tendered herewith, unless such Holder(s) has completed either "Special Issuance Instructions" or "Special Delivery Instructions" above, or

     (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof; provided, however, that, if any Old Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or any integral multiple thereof. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, please indicate the principal amount of Old Notes that are to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by the old Certificate(s) will only be sent to the Holder of the Old Notes, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, the Exchange Agent must timely receive a written, telegraphic, telex or facsimile transmission of such notice of withdrawal at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and, if Certificates have been tendered, the name of the Holder of the Old Notes as set forth on the Certificate if different from that of the person who tendered such Old Notes. If Certificates have been delivered or otherwise identified to the Exchange Agent, then, prior to the physical release of such Certificates, the tendering Holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if timely delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Withdrawal Rights."

     The Company will determine, in its sole discretion, all questions as to the validity, form and eligibility (including time of receipt) of any such withdrawal notice, and such determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes that have been tendered but that are withdrawn will be returned to the Holder without cost to such Holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint Holders, all such Holders must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in another fiduciary or representative capacity, such persons must so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority to act.

     If this Letter of Transmittal is signed by the Holder(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the Holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the Holder of the Old Notes listed and transmitted hereby, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the Holder(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signatory of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signatory of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes. Such determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders that it determines not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes by any particular Holder, whether or not the Company waives similar conditions or irregularities in the case of any other Holder. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give notification of any irregularities in tenders or shall incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from a broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a Holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty.

     The box in Part 2 of the Substitute Form W-9 should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 has been checked and the Certificate of Awaiting Taxpayer Identification Number has been completed, the Exchange Agent will withhold 31% of all payments made prior to the time that a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The Holder is required to give the Exchange Agent the TIN of the Holder of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below and write "exempt" on the face thereof to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8 signed under penalties of perjury attesting to its exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of tax, a refund may be obtained.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions to the Exchange Offer enumerated herein or in the Prospectus.

     11. NO CONDITIONAL TENDERS. The Company will not accept any alternative, conditional, irregular or contingent tenders. By execution and delivery of this Letter of Transmittal, a tendering Holder of Old Notes shall be deemed to have irrevocably waived any right to receive notice of acceptance of such Old Notes for exchange.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent, which will instruct the Holder as to the steps that must be taken in order to replace the Certificate(s). In such event, the Exchange Agent will be unable to process this Letter of Transmittal and related documents until the Holder has followed the procedures for replacing lost, destroyed or stolen Certificate(s).

     13. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, a transfer tax is imposed because the New Notes are to be delivered to, or are to be issued in the name of, any person other than the Holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the tendering Holder must pay the amount of any such transfer tax (whether imposed on the Holder or any other person). If the tendering Holder submits satisfactory evidence of payment of such taxes or exemption therefrom with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

          IMPORTANT:  THE EXCHANGE AGENT MUST RECEIVE THIS LETTER OF
           TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED
                 DOCUMENTS ON OR PRIOR TO THE EXPIRATION DATE.

               TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                              (See Instruction 9)

                      PAYER'S NAME:  THE BANK OF NEW YORK

------------------------------------------------------------------------------------------------------------------------------
                                   PART 1-PLEASE PROVIDE YOUR TIN ON THE             TIN:__________________________
                                   LINE AT RIGHT AND CERTIFY BY SIGNING                  Social Security Number or
                                   AND DATING BELOW                                  Employer Identification Number
------------------------------------------------------------------------------------------------------------------------------
                                   PART 2 -- TIN Applied For [_]
------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                         CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

Form W-9                          (1)  the number shown on this form is my correct taxpayer identification number (or I
Department Of The                      am waiting for a number to be issued to me).
  Treasury
Internal Revenue Service          (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")
Payor's Request For                    that I am subject to backup withholding as a result of a failure to report all interest
Taxpayer                               or dividends, or (c) the IRS has notified me that I am no longer subject to backup
Identification Number                  withholding, and
 ("TIN") and
Certification                     (3)  any other information provided on this form is true and correct.

                                   Signature____________________________________               Date___________________ , 1997

------------------------------------------------------------------------------------------------------------------------------
You must cross out Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOXC
                       IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 Signature______________________             Date_______________________, 1997
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------------------------------------------
                                   GIVE THE                                                    GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:          SOCIAL SECURITY                FOR THIS TYPE OF ACCOUNT:    IDENTIFICATION
                               NUMBER OF --                                                    NUMBER OF --
---------------------------------------------------------------------------------------------------------------------
1.  An individual's account         The individual                 8.Sole proprietorship       The owner/(4)/
                                                                   account
2.Two or more individuals (joint    The actual owner of the                                    The legal entity (Do
 account)                           account or,                    9.A valid trust, estate,    not furnish the
                                    if combined funds, any one     or pension trust            identifying number
                                    of the individuals/(1)/                                    of the personal
                                                                                               representative or
                                    The actual owner of the                                    trustee unless the
3.Husband and wife (joint           account or, if joint funds,                                legal entity itself
 account)                           either person/(1)/                                         is not designated
                                                                                               in the account
                                    The minor/(2)/                                             title.)/(5)/

4.Custodian account of minor                                                                   The corporation
 (Uniform Gift to Minors Act)       The adult or, if the minor     10.Corporate account
                                    is                                                         The organization
5.Adult and minor (joint            the only contributor, the      11.Religious, charitable
 account)                           minor/(1)/                     or educational
                                                                   organization account
                                    The ward, minor, or                                        The partnership
                                    incompetent person/(3)/        12.Partnership account
                                                                   held in the name of
6.Account in the name of                                           the business                The organization
 guardian or committee for a        The grantor-trustee/(1)/
 designated ward, minor, or                                        13.Association, club, or
 incompetent person                                                other tax-exempt            The broker or
                                    The actual owner/(1)/          organization                nominee
7.  a.The usual revocable
 savings trust account                                             14.A broker or registered   The public entity
 (grantor is also trustee)                                         nominee
b.So-called trust account that
 is not a legal or valid trust                                     15.Account with the
 under State law.                                                  Department  of
                                                                   Agriculture in the
                                                                   name of a public
                                                                   entity (such as a State
                                                                   or local government,
                                                                   school district, or
                                                                   prison) that receives
                                                                   agricultural program
                                                                   payments
---------------------------------------------------------------------------------------------------------------------

/(1)/List first and circle the name of the person whose number you furnish. /(2)/Circle the minor's name and furnish the minor's social security number. /(3)/Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
/(4)/Show the name of the owner.
/(5)/List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2


OBTAINING A NUMBER                                              .Payments of tax-exempt interest (including exempt-interest
If you don't have a taxpayer identification number or you        dividends under section 852).
don't know your number, obtain Form SS-5, Application for a     .Payments described in section 6049(b)(5) to non-resident aliens.
Social Security Number Card, or Form SS-4, Application for      .Payments on tax-free covenant bonds under section 1451.
Employer Identification Number, at the local office of the      .Payments made by certain foreign organizations.
Social Security Administration or the Internal Revenue          .Payments made to a nominee.
Service and apply for a number.                                 Exempt payees described above should file Form W-9 to avoid
PAYEES EXEMPT FROM BACKUP WITHHOLDING                           possible erroneous backup withholding.  FILE THIS FORM WITH THE
Payees specifically exempted from backup withholding on ALL     PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT'
payments include the following:                                 ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE
 .A corporation.                                                 PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN
 .A financial institution.                                       AND DATE THE FORM.
 .An organizational exempt from tax under section 501(a), or     Certain payments other than interest, dividends, and patronage
 an individual retirement plan                                  dividends, that are not subject to information reporting are also
 .The United States or any agency or instrumentality thereof.    not subject to backup withholding.  For details, see the
 .A State, the District of Columbia, a possession of the         regulations under section 6041, 6041A(a), 6045, and 6050A.
 United States, or any subdivision or instrumentality thereof.
 .A foreign government, a political subdivision of a foreign     PRIVACY ACT NOTICE.--Section 6109 requires most recipients of
 government, or any agency or instrumentality thereof.          dividend, interest, or other payments to give taxpayer
 .An international organization or any agency, or                identification numbers to payers who must report the payments to
 instrumentality thereof.                                       IRS.  IRS uses the numbers for identification purposes.  Payers
 .A registered dealer in securities or commodities registered    must be given the numbers whether or not recipients are required to
 in the U.S. or a possession of the U.S.                        file tax returns.  Beginning January 1, 1993, payers must generally
 .A real estate investment trust.                                withhold 31% of taxable interest, dividend, and certain other
 .A common trust fund operated by a bank under section 584(a).   payments to a payee who does not furnish a taxpayer identification
 .An exempt charitable remainder trust, or a non-exempt trust    number to a payer.  Certain penalties may also apply.
 described in section 4947(a)(1).
 .An entity registered at all times during the tax year under    PENALTIES
 the Investment Company Act of 1940                             PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If
 .A foreign central bank of issue.                               you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless
Payments of dividends and patronage dividends not generally     your failure is due to reasonable cause and not to willful neglect.
 subject to backup withholding include the following:           CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO
 .Payments to nonresident aliens subject to withholding under    WITHHOLDING.--If you make a false statement with no reasonable
 section 1441.                                                  basis which results in no imposition of backup withholding, you are
 .Payments to partnerships not engaged in a trade or business    subject to a penalty of $500.
 in the U.S. and which have at least one nonresident partner.   CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying
 .Payments of patronage dividends where the amount received in   certifications or affirmations may subject you to criminal
 not paid in money.                                             penalties including fines and/or imprisonment.
 .Payments made by certain foreign organizations.
 .Payments made to a nominee.
Payments of interest not generally subject to backup
withholding include the following:
 .Payments of interest on obligations issued by individuals.
 NOTE: You may be subject to backup withholding if this
 interest is $600 or more and is paid in the course of the
 payer's trade or business and you have not provided your                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
 correct taxpayer identification number to the payer.                        CONSULTANT OR THE INTERNAL REVENUE SERVICE